Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

Re:    WRL Series Annuity Account

     File No. 811-05672, CIK: 0000841056

     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), WRL Series Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

•   Transamerica Series Trust, (CIK: 0000778207);

•   Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016, 0000927384),

•   ProFunds (CIK: 0001039803).

•   Access One Trust, (CIK: 0001301123).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Assistant Secretary

Transamerica Life Insurance Company